UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 9, 2011

INTERNATIONAL FUEL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S.Employer Identification No.)

7777 Bonhomme, Suite 1920 St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 727-3333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities

On August 9, 2011, in reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933, International Fuel Technology, Inc. (the “Company”) completed the sale of 10,283,000 restricted shares of Company common stock, along with warrants to purchase an additional 2,570,750 shares of its common stock to a small group of accredited investors (“Investors”) for an aggregate purchase price of $1,028,300.

The warrants granted to the Investors have an exercise price of $0.25, vest immediately and expire on July 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2011

INTERNATIONAL FUEL TECHNOLOGY, INC.

By:	/s/ Jonathan R. Burst
Name:	Jonathan R. Burst
Title:	Chief Executive Officer